UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2026

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2026, LSI Industries Inc. (“LSI” or the “Company”) entered into a Credit Agreement by and among PNC Capital Markets LLC (“PNC Capital”) and PNC Bank, National Association, as Administrative Agent, Swingline Loan Lender and Issuing Lender (“PNC Bank” and together with PNC Capital, “PNC”), the other lenders party thereto and the guarantors party thereto.

The Credit Agreement provides LSI with a senior secured credit facility (“Senior Secured Credit Facility”) pursuant to which the Company will be able to borrow up to $350 million, consisting of a $200 million five-year term loan, and a $150 million revolving credit facility. The Senior Secured Credit Facility will expire on or around March 31, 2031. Interest on the Senior Secured Credit Facility is based on, at the Company’s option, the Secured Overnight Financing Rate or a customary base rate, to be determined by reference to customary market benchmarks, in each case plus an applicable margin that is anticipated to vary based on the Company’s consolidated total net leverage ratio. The obligations of the Company and its subsidiary guarantors will be secured by substantially all of the personal property of the Company and its subsidiaries. The Company’s guarantors will include all existing and future domestic wholly-owned subsidiaries. The Company will also be subject to a fee on the unused balance of the Senior Secured Credit Facility, expected to be initially 27.5 basis points, which is anticipated to vary based on the Company’s consolidated total net leverage ratio. The Company also has an option to increase the aggregate amount of the Senior Secured Credit Facility by up to $75 million, through incremental term loans or incremental revolving credit commitments as requested by the Company. A portion of the revolving credit facility under the Senior Secured Credit Facility, not to exceed $15 million at any time outstanding, shall be available for the advancement of swingline loans.

The Company is using the proceeds from the Senior Secured Credit Facility to pay a portion of the purchase price of the acquisition of SRR Holdings, Inc., a Delaware corporation (“Royston”), pursuant to the Merger Agreement described in Item 2.01 below.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by the full text of the Credit Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference in this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 20, 2026, LSI entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Royston and Rhino Acquisition Company, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), pursuant to which LSI agreed to acquire Royston in a reverse triangular merger, resulting in Royston becoming a wholly-owned subsidiary of LSI (the “Merger”). On March 24, 2026, LSI completed its acquisition of Royston pursuant to the Merger Agreement.

At the closing of the transactions contemplated by the Merger Agreement (the “Closing”), LSI paid to the stockholders of Royston the aggregate merger consideration of $325 million, subject to a working capital adjustment (the “Merger Consideration”), consisting of (i) $320 million in cash and (ii) $5 million in shares of the Company’s common stock, no par value, (the “LSI Common Stock”) issued at a price per share of $22.07, the closing price of the LSI Common Stock on February 19, 2026. The issuance of the LSI Common Stock at the Closing was made in reliance on an exemption from the registration provisions of the Securities Act of 1933, as amended, as set forth in Section 4(a)(2) thereof.

LSI will pay the Merger Consideration with the proceeds from the Senior Secured Credit Facility and the underwritten offering of common stock consummated by the Company on March 2, 2026.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which was previously filed by LSI on February 25, 2026 as Exhibit 2.1 to its Current Report on Form 8-K dated February 20, 2026 and is incorporated by reference in this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 24, 2026, the Company issued a press release announcing the Closing, a copy of which is furnished herewith as Exhibit 99.1 hereto.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Cautionary Language Concerning Forward-Looking Statements

This report contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties.  The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements.  Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “may,” “will,” “should” or the negative versions of those words and similar expressions, and by the context in which they are used.   Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Actual results could differ materially from those contained in or implied by such forward-looking statements as a result of a variety of risks and uncertainties over which the Company may have no control.  These risks and uncertainties include, but are not limited to, risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which LSI and Royston operate; uncertainties regarding the ability of LSI and Royston to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues.  In addition to the factors described in this paragraph, the risk factors identified in the Company’s Annual Report on Form 10-K and other filings the Company may make with the SEC constitute risks and uncertainties that may affect the financial performance of the Company and are incorporated herein by reference.  The Company does not undertake and hereby disclaims any duty to update any forward-looking statements to reflect subsequent events or circumstances.

Item9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Businesses or Funds Acquired.

The Company will file the financial statements of Royston required by Item 9.01(a) as an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)
Pro Forma Financial Information.

The Company will file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

ExhibitNo.	Description

2.1*
Agreement and Plan of Merger dated February 20, 2026 by and among LSI Industries Inc., SRR Holdings, Inc. and Rhino Acquisition Company, Inc. (incorporated by reference from LSI’s Form 8-K filed on February 25, 2026)

10.1*	Credit Agreement by and among LSI Industries Inc., the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, and PNC Capital Markets LLC dated March 24, 2026
99.1	Press Release dated March 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LSI INDUSTRIES INC.

BY:/s/ James E. Galeese
James E. Galeese
Executive Vice President, Chief Financial Officer

Dated: March 24, 2026